Gabelli Global Technology
Leaders ETF

(the “Global Technology Leaders Fund” or the “Fund”)

(formerly, Gabelli Automation ETF)

A series of Gabelli ETFs Trust

SUMMARY PROSPECTUS
April 30, 2026 (as supplemented on July 6, 2026)

Ticker: GGTL
Exchange: NYSE Arca

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at www.gabelli.com/funds/etfs/ggtl. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 30, 2026 (as supplemented on July 6, 2026), as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide growth of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The investment advisory agreement between Gabelli ETFs Trust (the “Trust”) and Gabelli Funds, LLC (the “Adviser”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses, and any extraordinary expenses.

Shareholder Fees
(fees paid directly from your investment):	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%
Total Annual Fund Operating Expenses(1)	0.90%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.90)%
Total Annual Fund Operating Expenses After Fee Waiver	0.00%

(1)	Expenses have been restated to reflect the current year’s expected expenses.
(2)	The Adviser has contractually agreed to waive the Fund’s management fee of 0.90% on the first $25 million in net assets. The fee waiver agreement for the Global Technology Leaders Fund will continue for at least one year following the effective date of this Prospectus. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$202	$420	$1,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Global Technology Leader Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund invests at least 80% of the value of its net assets in the securities of companies principally engaged in the group of industries comprising the technology sector. As a fundamental policy, the Fund will concentrate (invest at least 25% of the value of its net assets) in the securities of companies principally engaged in the group of industries comprising the technology sector. The Fund invests primarily in common stocks of foreign and domestic small capitalization, mid capitalization, and large capitalization issuers. As a “global” fund, the Fund invests in securities of issuers, or related investments thereof, located in at least three countries outside of the U.S., and at least 40% of the Fund’s total net assets are invested in securities of non-U.S. issuers or, if market conditions are not favorable, the Fund will invest at least 25% of the Fund’s assets outside the U.S. The Fund will favor investing in companies that the Adviser believes possess market leadership and competitive advantages. The Fund may invest in equity securities, such as common stock, or preferred stock of such companies in accordance with the foregoing 80% policy. The Fund may also invest in foreign securities, including, but not limited to: (i) direct investments in securities of foreign issuers principally located in Japan, the United Kingdom, and Europe; and (ii) investments in American Depositary Receipts that represent indirect investments in securities of foreign issuers. The Fund may invest in companies without regard to market capitalization.

The Fund considers a company to be principally engaged in the group of industries comprising the technology sector if it devotes 50% of its assets to, or derives 50% of its revenues from, hardware, software and related services, data storage, and peripherals; communications services and equipment; semiconductors; and electronic equipment, instruments and components.

The Fund invests in equity securities of companies that the Adviser believes are leaders within their respective industries as demonstrated by the ability to deliver high relative returns on invested capital and proprietary technology, the proficiency to leverage technological expertise into a competitive advantage, and/or a proven track record of research and development resulting in new products, services, or technologies.

The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. Further, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business. The Adviser expects to seek

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to sell any Fund investments that lose their perceived value relative to other investments, which could occur because of, among other things, a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

Principal Risks

You may want to invest in the Fund if:

●	you are a long term investor

●	you seek growth of capital

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the ETF involves the following risks:

●	Equity Risk. The Fund will invest in equity securities of companies principally engaged in the group of industries comprising the technology sector, and is thus exposed to equity risk. Equity risk is the risk that the prices of the equity securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause an equity security to be worth less than it was worth when it was purchased by the Fund. Because the value of equity securities, and thus shares of the Fund, could decline, you could lose money. Holders of equity securities only have rights to value in the company after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Concentration Risk. The Fund concentrates its assets (i.e., invests 25% or more of its net assets) in securities of companies in the technology sector, and, as a result, the Fund may be subject to greater volatility with respect to its portfolio securities than the Fund that is more broadly diversified. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

●	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any security for which trading has been halted for an extended period of time will be disclosed on the Fund’s website, www.gabelli.com.

●	Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Fund and no other Authorized Participant steps forward to create or redeem, Fund shares may trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs, generally. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes. Additionally, in stressed

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market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares could, in turn, lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of those shares.

●	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than when you acquired shares. To the extent that all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund’s domestic trading day. In turn, this could lead to differences between the market price of the Fund’s shares and the underlying value of its shares.

●	Risk of Investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on the companies in which the Fund invests. Japan’s economic growth is heavily dependent on international trade, government support of the financial services sector, and consistent government policy supporting its export market. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund and its investments. Japan’s relations with its bordering countries have at times been strained, and strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

●	Risk of Investing in Europe. The Fund may be more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member states of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the Euro and may continue to significantly affect other European countries.

●	Risk of Investing in the United Kingdom. Investments in United Kingdom (“U.K.”) companies may subject the Fund and its shareholders to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. Following the U.K. officially withdrawing from the EU, commonly referred to as “Brexit,” certain trading matters between the U.K. and the EU remain unresolved, including with respect to financial services. Continuing uncertainty regarding the U.K.’s relationship with the EU could have an adverse impact on the economy and currency of the U.K. Other risks to the U.K.’s economic growth and competitiveness include high public debt and relatively low productivity.

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●	Technology Sector Risk. Technology companies may have limited product lines, markets, financial resources, or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

●	American Depositary Receipts (“ADRs”) Risk. Investment in ADRs does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted.

●	Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. These and any further actions that may be taken by the U.S. and foreign governments with respect to trade policy may impair the value of your investment in the Fund.

●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Large Capitalization Companies Risk. Large capitalization companies generally experience slower rates of growth in earnings per share than do mid and small capitalization companies.

●	Small- and Mid-Capitalization Companies Risk. Investing in securities of small and mid-capitalization companies may involve greater risks than investing in larger, more established issuers. Small and mid-capitalization companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers, or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether and to what extent it may decline.

●	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the

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U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Non-Diversification Risk. As a non-diversified Fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified Fund.

●	Large Shareholder Risk. Certain shareholders, including the Adviser and its affiliates, may own a substantial amount of the Fund’s shares. The disposition of shares by large shareholders, resulting in redemptions through or by Authorized Participants, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca (as defined below) and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares. The form of a large shareholder’s contribution and any redemption activity in the Fund can adversely affect the tax efficiency of the Fund.

●	Absence of an Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. Because this is a novel and unique structure, this could influence the number of entities willing to act as Authorized Participants. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may lead to wider bid-ask spreads and may contribute to the Fund’s shares trading at a premium or discount to NAV. If a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells Fund shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

●	Trading Issues Risk. Trading in Fund shares on NYSE Arca, Inc. (“NYSE Arca”) may be halted in certain circumstances. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met.

Performance

The bar chart and table that follow provide an indication of the risk of investing in the Global Technology Leaders Fund by showing changes in the Global Technology Leaders Fund’s performance from year to year and by showing how the Global Technology Leaders Fund’s average annual returns for one year, five years, and ten years, if applicable, compared with those of a broad-based securities market index. Prior to December 15, 2025, the Fund’s principal investment strategy was to invest at least 80% of the Fund’s assets in automation companies. Accordingly, performance prior to December 15, 2025 was attributable to the Fund’s prior investment strategy. As with all mutual funds, the Global Technology Leaders Fund’s past performance (before and after taxes) does not predict how the Global Technology Leaders Fund will perform in the future. Updated information on the Global Technology Leaders Fund’s results can be obtained by visiting www.gabelli.com.

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GLOBAL TECHNOLOGY LEADERS FUND
(Total returns for the Year Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 8.51% (quarter ended December 31, 2023) and the lowest return for a quarter was (3.38)% (quarter ended June 30, 2024).

Average Annual Total Returns (for the years ended December 31, 2025, with the maximum sales charges, if applicable)	Past One Year	Since Inception (January 3, 2022)
Return Before Taxes	19.78%	7.24%
Return After Taxes on Distributions	19.27%	6.87%
Return After Taxes on Distributions and Sale of Fund Shares	11.71%	5.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	11.53%

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Hendi Susanto, Vice President of Gabelli Funds, LLC, has served as portfolio manager of the Fund since its inception.

Other Information

Purchase and Sale of Fund Shares

The Fund is an actively managed exchange-traded Fund (commonly referred to as an “ETF”). Individual shares of the Fund are listed and traded on a national securities exchange, and individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the Fund may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of 5,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

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Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GGTL multi 2026

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